Investor Presentation September 2020 EXHIBIT 99.3

This presentation contains proprietary and confidential information of QuantumScape Corporation, and the entire content should be considered “Confidential Information.” This presentation is made solely for informational purposes, and no representation or warranty, express or implied, is made by QuantumScape or any of its representatives as to the information contained in these materials or disclosed during any related presentations or discussions. Any securities shall be offered only to accredited investors in a private placement pursuant to Regulation D under the Securities Act of 1933 or another available exemption, and this presentation is intended solely for the purposes of familiarizing such investors with the company. This presentation is not an offer to sell nor does it seek an offer to buy securities in any jurisdiction where the offer or sale is not permitted. To the extent the terms of any potential transaction are included in this presentation, those terms are included for discussion purposes only. This presentation contains forward-looking statements and information based on management’s current expectations as of the date of this presentation. All statements other than statements of historical fact contained in this presentation, including statements regarding QuantumScape’s future operating results, financial position, business strategy, addressable market, anticipated benefits of its technologies, projected factory economics, pro forma information, and plans and objectives for future operations and products are forward-looking statements. The words “may,” “will,” “estimate,” “pro forma,” “expect,” “plan,” “believe,” “potential,” “predict,” “target,” “should,” “would,” “could,” “continue,” “believe,” “project,” “intend” or similar terminology are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. QuantumScape may not actually achieve the plans, intentions, or expectations disclosed in these forward-looking statements, and you should not place undue reliance on these forward-looking statements. Actual results may differ materially from those contemplated in these statements due to a variety of risks and uncertainties, including risks and uncertainties related to the company’s ability to execute on its business strategy, attract and retain customers, ramp commercial production, develop new products, enhance existing products, compete effectively, and manage growth and costs; and the duration and global impact of COVID-19. QuantumScape is not under any obligation, and expressly disclaims any duty, to update any statement made in this presentation, whether as a result of new information, new developments or otherwise, except to the extent that disclosure may be required by law. The company has not independently verified the statistical and other industry data generated by independent parties and contained in this presentation and accordingly cannot guarantee their accuracy or completeness. This presentation contains non-GAAP financial measures and key metrics relating to the company's projected future performance. A reconciliation of these non-GAAP financial measures to the corresponding GAAP measures on a forward-looking basis is not available because the various reconciling items are difficult to predict and subject to constant change. Confidentiality, Proprietary Information, and Forward Looking Statements

Transaction Overview Founded in 2010, QuantumScape Corporation has developed the only lithium-metal solid-state battery with automotive OEM validation Kensington Capital Acquisition Corporation (NYSE: KCAC.U) is an automotive-related special purpose acquisition company with $230mm cash held in trust QuantumScape and Kensington are combining to advance and accelerate the commercialization of QuantumScape’s battery technology Kensington has identified QuantumScape as a unique and compelling investment opportunity that is developing leading solid-state battery technology to accelerate the shift to electric vehicles EV of $3.3bn which is ~1.0x of 2027E sales Represents attractive entry multiples relative to peer group metrics QuantumScape shareholders are rolling 100% of their equity Transaction proceeds are being retained in the business Pro forma for the transaction (assuming no redemptions) QuantumScape will have ~$1.15bn of cash to fund commercialization plans ($230mm KCAC cash held in trust, $500mm in PIPE proceeds, and $471mm QuantumScape cash¹) No additional equity capital need expected prior to production launch Overview Capital Structure Valuation (1) QuantumScape cash and cash equivalents as of June 30, 2020 pro forma for $388mm Series F financing; $188mm anticipated to fund concurrent with PIPE; $100mm of Volkswagen's investment anticipated to fund on December 1, 2020 and $100mm is subject to technical milestones, net of fees.

QuantumScape has the only lithium-metal solid-state battery with automotive OEM validation QuantumScape: Redefining Batteries Once in a century shift to electrified vehicles Solid-state batteries are the key to making this shift

Visionary Management Team Select Management Team Members Jay Underwood Vice President, Sales Mike McCarthy Chief Legal Officer / Head of Corp. Dev. Dr. Tim Holme Founder / Chief Technology Officer Dr. Mohit Singh Chief Development Officer Jagdeep Singh Founder / CEO (Chairman) Prof. Fritz Prinz Founder / Chief Scientific Advisor (Board Member) Howard Lukens Chief Sales Officer Kevin Hettrich Chief Financial Officer Founder / CEO Infinera (NASDAQ: INFN); Lightera, now Ciena (NASDAQ: CIEN); OnFiber, now Qwest; AirSoft MS Computer Science, Stanford Bain Capital McKinsey & Company US Department of Energy MBA & MS, Stanford Chair, Mechanical Engineering, Stanford Professor, Materials Science, Stanford PhD, Physics, University of Vienna VP WW Sales, Infinera (NASDAQ: INFN) VP Strategic Sales, Ciena, (NASDAQ: CIEN) VP WW Sales, Lightera CTO and co-founder, SEEO Solid-state energy storage world expert PhD, Polymer Physics, Berkeley Sales Director, Northern Europe, Infinera Product Planning, Infinera MS Engineering CLO & CAO, Infinera (NASDAQ: INFN) SVP & General Counsel, Ciena (NASDAQ: CIEN) J.D. Vanderbilt Post-doctoral Associate, Stanford PhD, Mechanical Engineering, Stanford; BS, Physics, Stanford

Jürgen Leohold Kensington Capital Acquisition Corp Management and board with extensive public company experience and operating capabilities in the automotive and automotive-related sector Relevant automotive experience to optimize program launches and capital deployment while facilitating commercial relationships Track record of creating significant shareholder value in automotive businesses Current Board Members Backed by Leading Investors Select Board Members and Investors Vinod Khosla John Doerr Dipender Saluja JB Straubel Frank Blome (1) Pro forma for $388mm Series F financing; $188mm anticipated to fund concurrent with PIPE; $100mm of Volkswagen's investment anticipated to fund on December 1, 2020 and $100mm is subject to technical milestones. Note: Volkswagen will receive an additional board seat when the first tranche of its Series F investment closes. Kensington board member will be added after the transaction closes. Existing Investors $802 Million of Total Funding Commitments¹ Bill Gates Brad Buss

$802mm of Committed Capital¹ Over $300mm spent on development to date 10 Years of R&D Investment Founded in 2010 200+ Employees World Class Next-gen Battery Development Team 200+ Patents² Materials, Use and Process Extensive Trade Secrets Processes and Intellectual Property Pro forma for $388mm Series F financing; $188mm anticipated to fund concurrent with PIPE; $100mm of Volkswagen's investment anticipated to fund on December 1, 2020 and $100mm is subject to technical milestones. Includes patents and patent applications.

Lithium-Metal: The Next Generation of Battery Lead Acid 1970s 1980s 1990s-Today Nickel Metal Hydride Lithium-Ion Lithium-Metal QuantumScape Source: Cano et al (2018). Nature Energy, 3(4), 279–289; Ovshinsky Science 260 (1993) 176; Ding et al, Electrochem. Energ. Rev. 2, 1–28 (2019); Management analysis

Source: International Organization of Motor Vehicle Manufacturers (OICA); IEA Based on 2019 global vehicle production; includes passenger vehicles, heavy trucks, buses and coaches (OICA). Battery opportunity assumes $100 / KWh and 50KWh+ battery pack. % of Global Car Stock in 2019 (IEA). 2% PHEV + BEV Penetration² 90M+ vehicles produced annually represents in excess of $450B of potential battery sales annually¹ Energy / Capacity > 300 mile range Cost < $30K, 300 mile EVs Safety Solid, non-oxidizable separator Battery Lifetime > 12 years, > 150,000 miles Fast Charging Charge in < 15 minutes Massive Untapped Demand If Batteries Meet Mass Market Requirements Customer Requirements For Mass Market Adoption

Source: Placke et al. J. Solid State Electrochem., 21(7), 1939–1964; Quinn et al, Journal of The Electrochemical Society, 165 (14) A3284-A3291 (2018); Management analysis Highest energy density in mass market EVs today. Conventional Lithium-Ion Cell Energy Density Has Hit a Ceiling Need for Disruptive Innovation to Dramatically Advance Energy Density NCA 18650¹ NCA 21700¹ Density Requirement: Mass: 400-500 Wh/kg (Volume: 1000 Wh/L) Gap

Performance Limited by Graphite (Carbon) / Silicon Anode Chemistry Cathode current collector Anode current collector Graphite / Silicon Anode Liquid electrolyte Liquid electrolyte Porous separator Wound cylindrical cell (e.g. 21700) Cathode active material Conventional Lithium-Ion Batteries Have Reached Their Physical Limit

Source: Andre et al, J Mater Chem A, (2015) 6709 Lithium-Metal Anode is Required for High Energy Density Cathode Material Lithium-Metal Anode Graphite / Silicon Anode Graphite Anode Energy density of conventional anode limited Lithium-metal anode necessary to achieve high energy density Lithium-metal cannot be used without a solid-state separator Conventional Lithium-Ion Batteries Lithium-Metal Anode Required The Industry Needs a Fundamental Redesign of Battery Technology Lithium-Metal Batteries

Conventional Liquid Battery QuantumScape Solid-State Battery QuantumScape Has The Solution Rethinking the Battery Graphite / Silicon Anode Charged Lithium Metal Anode Solid-State Separator Catholyte Cathode Current Collector Anode Current Collector Discharged Lithium-Metal (as manufactured) Cathode Active Cathode Active Liquid Electrolyte Liquid Electrolyte Porous Separator Anode Current Collector Cathode Current Collector Anode-less Manufacturing Anode-less cell design with lithium plated during charge cycles 1 Solid-State Separator Ceramic electrolyte with high dendritic resistance 2 Lithium-Metal Anode Only stable implementation of a lithium-metal anode 3 3 2 1

Energy / Capacity: Significantly increases volumetric and gravimetric energy density Eliminates graphite/silicon anode host material ü Fast Charging: Enables <15 minute fast charge (0 à 80%) Eliminates lithium diffusion bottleneck in anode host material ü Cost: Lower cost Eliminates anode host material and manufacturing costs ü Battery Lifetime: Increased life No capacity loss at anode interface ü Intrinsically Safer: Eliminates organic separator Solid-state separator is nonflammable and noncombustible ü The Only Battery That Enables Mass Market Transformation QuantumScape’s Value Proposition

Elimination of anode material Reduction in manufacturing costs No anode manufacturing Formation / aging substantially reduced Excludes system level benefits from lower weight / volume QuantumScape benefits from industry wide cost declines on standard components (e.g. Cathode) Anode material cost Anode manufacturing cost Formation & aging related manufacturing costs QuantumScape Technology is Lower Cost 17% Source: P3 Consulting and Management analysis

Ceramic Solid-State Separator Significant Technology Advantage Single Layer Pouch Cell Protected by ~200 Patents¹ and ~100 Trade Secrets Includes patents and patent applications.

Today’s Lithium-Ion % Improvement System Volume 350 L (260 Wh/L) 350 L (470 Wh/L) 81% (Energy Density) System Energy 90 kWh 164 kWh 82% Range 400 km (250 Miles) 730 km (450 Miles) 82% Charge 22.5-min Fast Charge (5% à 80%) 15-min Fast Charge (0% à 80%) 33%+ Power 420kW 650kW 55% Safety Organic Electrolyte Solid, Non-oxidizable Electrolyte Revolutionary Technology Removes the Tradeoffs Source: Automotive OEM disclosure and commentary; Management estimates and analysis. Figures in table rounded. Luxury Performance Vehicle: Constant Mass Comparison Today’s Lithium-Ion % Improvement System Volume 160 L (220 Wh/L) 160 L (414 Wh/L) 88% (Energy Density) System Energy 35 kWh 66 kWh 88% Range 200 km (123 Miles) 375 km (233 Miles) 88% Charge 60-min Fast Charge (10% à 80%) 15-min Fast Charge (0% à 80%) 75%+ Power 100kW 150kW 50% Safety Organic Electrolyte Solid, Non-oxidizable Electrolyte Mass Market Sedan: Constant Volume Comparison

“Volkswagen has already tested QuantumScape early-stage solid-state battery sample cells in Germany running at automotive rates of power.” –Volkswagen Group Press Release

Volkswagen Group Overview ~11 million vehicles produced in FY2019 ~$38 billion investment in electric mobility by 2024 Plans to launch ~70 electric vehicle models and produce 22 million electric vehicles by 2029 Volkswagen Partners with QuantumScape Corporate funding commitment of $300+ million Strong relationship since 2012, including development collaboration, testing of prototype cells and representation on the QS board of directors Founded a JV to prepare for the mass production of solid-state batteries for Volkswagen Volkswagen Committed to QuantumScape Technology 1 2 3 “Volkswagen has become the largest shareholder of QuantumScape. Our US$100 million investment is a key building block in the Group’s battery strategy. One of the long-term targets is to establish a production line for solid-state batteries by 2025.” - Herbert Diess, Volkswagen AG CEO “The Volkswagen Group has established a joint venture with QuantumScape, a manufacturer of solid-state batteries. The shared goal of the companies is large-scale production...” - Oliver Blume, Porsche CEO Source: Volkswagen AG Half-Yearly Financial Report published July-2020, 2019 Annual Report published Mar-2020, press releases published Mar-2019, Nov-2019 and Jun-2020, Half-year press conference published Aug-2018; Porsche Annual Press Conference published Mar-2019). Page 18 based on Volkswagen AG press release published Sep-2018. Select Brands “In June 2020, the Volkswagen Group also announced plans to increase its shareholding in the US battery specialist QuantumScape. The objective is to promote the joint development of solid-state battery technology. In the future, solid-state batteries should result in a significantly increased range and faster charge times. They are regarded as the most promising approach to electric mobility for generations to come. Volkswagen has already been collaborating with QuantumScape since 2012 and is the largest automotive shareholder thus far. Both founded a joint venture in 2018, the aim of which is to prepare the mass production of solid-state batteries for Volkswagen.” - Volkswagen Group Half-Yearly Financial Report, July 2020

NMC2 NCA3 LFP1 Commercialized Chemistries NCA or Ni-rich NMC + Silicon / Carbon Anode Energy-optimized Cell Designs QuantumScape is a Step-Function Ahead of Conventional Cells Source: Argonne National Laboratory; Management estimates 1 Lithium, iron, and phosphate 2 Nickel, manganese, and cobalt 3 Nickel, cobalt, and aluminum

Established Manufacturing Processes and Supply Chains Unique processes use equipment that is already used at scale in battery or ceramics industries Equipment designed and manufactured by world’s leading vendors Materials have robust and well-established supply chains served by diversified chemical, mining and materials firms Separator materials are widely used in other industries

QuantumScape Company Timeline and Key Milestones In 10 years, QuantumScape Executed on Key Technological and Operational Breakthroughs 2010/2011 QuantumScape founded and spun out of Stanford by Jagdeep Singh, Professor Fritz Prinz and Dr. Tim Holme 2013 Separator materials exploration in rapid 12 hour design/build/test cycle 2019 World-first validation of Li-free full cell cycling reliably with lithium-metal at automotive rates 2020 VW announces Series F investment Commercial size SLP1 demonstration 2012 Volkswagen (VW) partnership begins 2015 QuantumScape selects the separator material 2017 Develops scalable separator production process 2014 Establishes 80K ft2 facility with state-of-the-art analytical tools and dryrooms in San Jose, California 2016 World-first demonstration of solid-state separator capability to meet automotive requirements 2018 JV forms with VW, confirms Series E investment Develops Li-free anode design World-first validation of full cell cycling reliably with lithium-metal at automotive rates Patents No. of Employees 35 28 54 131 200+ 200+ 95 108 Note: Patent and Employee metrics as of December 31 2012, 2014, 2016, 2018, and present. Patents metric includes granted and pending applications. 1 Single layer pouch 139 148

Increasing Separator Yield Multi-Layer Cell High-Volume Battery Manufacturing Validated Technology: Next Steps Scaling The Product

QuantumScape: Driving Environmental Sustainability Climate Change Responsible Production Energy Efficiency Reducing global CO2 emissions Designed around abundant resources Enables clean energy sources Key ESG Themes

Source: International Organization of Motor Vehicle Manufacturers (OICA); IEA Based on 2019 global vehicle production; includes passenger vehicles, heavy trucks, buses and coaches (OICA). Battery opportunity assumes $100 / KWh and 50KWh+ battery pack 90M+ vehicles produced annually represents in excess of $450B of potential battery sales annually¹ QuantumScape Unlocks Massive Global Opportunity

2021 2022 2023 2024 2025 2026 Manufacturing Scale-Up Timeline 1GWh Factory 20GWh Expansion Product Site Selection / Design / Construction Planning / Engineering Site Selection / Design / Construction Development / Validation OEM Sample Testing Planning / Engineering Equipment Install Equipment Install Production Validation & SOP Production Validation & SOP

QuantumScape Factory Economics (QS-1, 20GWh) Capex + Start-up Costs¹: $1.6B ~70% Cell Factory ~30% Separator Factory Equity Need²: ~$500M Note: Assumes 5% annual price and cost declines. Chart reflects 100% of factory financials. Includes costs for planning, FAT / SAT, and start-up; excludes maintenance capex and interest expense. Assumes debt financing for the remainder; debt financing net of amortization. ($ in Billions) SOP

$ in millions 2022E 2023E 2024E 2025E 2026E 2027E 2028E Manufacturing capacity Total Production Capacity (GWh) 0 0 0.25 0.75 6 46 91 QS-1 Pilot (1 GWh) 0 0 0.25 0.75 1 1 1 QS-1 Expansion (20 GWh) 0 0 0 0 5 15 20 QS-2 0 0 0 0 0 30 70 Income Statement Revenue - - $ 14 $ 39 $ 275 $ 3,210 $ 6,439 % Growth NM 181% 614% 1066% 101% Gross margin - - $ 0 $ 2 $ 73 $ 1,006 $ 1,914 % Margin 1% 5% 26% 31% 30% EBITDA $ (102) $ (114) $ (130) $ (120) $ (59) $ 808 $ 1,622 % Margin NM NM NM 25% 25% FCF (after project financing) $ (137) $ (169) $ (222) $ (691) $ (1,346) $ (533) $ 563 No Capacity After QS-1 Expansion (20GWh): FCF (after project financing) $ (137) $ (169) $ (222) $ (312) $ (289) $ (17) $ 69 Summary Financials Fully funded business to start of production High margins reflect QuantumScape’s unique technology and structural cost advantage due to anode-less manufacturing Assumes offtake agreements with IG partners supporting meaningful debt financing Assume no capacity growth past 2028 Assumes 50% ownership of cell factory and 100% ownership of separator factory for QS-1; 100% ownership for QS-2 Commentary 2H2020E - 2021E FCF: $(184)mm Note: Non-GAAP financial metrics. Figures represent 50% of revenue and 50% of costs for QS-1 cell factory; Revenue includes margin for sale of separator to QS-1 cell factory. Adjusted EBITDA is defined as earnings before interest expense, interest income and other income, taxes, depreciation, amortization, and stock-based compensation. FCF is defined as cash provided by operating activities less purchases of property and equipment net of asset / project financing. Represents ~910k vehicles annually (assumes 100KWh pack)

Transaction Overview Sources Pro Forma Valuation Uses Illustrative Pro Forma Ownership2 (in millions, except per share data) Note: Assumes no redemptions from Kensington’s existing public shareholders. Assumes PIPE shares are issued at a price of $10.00. Excludes the impact of Kensington’s warrants (public or private) QuantumScape cash and cash equivalents as of June 30, 2020 pro forma for $388mm Series F financing; $188mm anticipated to fund concurrent with PIPE; $100mm of Volkswagen's investment anticipated to fund on December 1, 2020 and $100mm is subject to technical milestones, net of fees. Chart reflects economic ownership. Pro forma company will retain QuantumScape’s dual-class share structure with class A shares (1 vote per share) and Class B shares (10 votes per share), which are owned by founders, early investors, and employees. All other equity issued through the merger, as well as the PIPE, and Series F transactions will be Class A shares. Class B shares will represent more than 85% of the pro forma voting interest. Existing QS Rollover Equity, 368.8m, 82.4%

Public Peers Benchmarking Source: Company information and FactSet as of August 31, 2020 Note: Metrics reflect non-GAAP financial measures Revenue Growth (%) Enterprise Value ($bn) Gross Margin (%) EBITDA Margin (%) EV / EBITDA (x) Operational Benchmarking Valuation Benchmarking Median: 37% Median: 22% Median: 58.3x Median: 18% EV / Revenue (x) Median: 6.9x $565.1bn $68.7bn

Overview of Kensington Capital Acquisition Corp. Kensington Overview NYSE-listed (KCAC.U) Special Purpose Acquisition Company (“SPAC”) with $230 million in trust for the purpose of combining with an automotive technology company Management and board with extensive public company experience and operating capabilities in the automotive and automotive-related sector Relevant automotive experience to optimize program launches and capital deployment while facilitating commercial relationships Track record of creating significant shareholder value in automotive businesses Board Members Tom LaSorda Former Chief Executive Officer of Chrysler Anders Pettersson Former Chief Executive Officer of Thule Group Mitch Quain Investor and Board Member of Multiple Public Companies Don Runkle Former Chairman and CEO of Multiple Automotive Businesses Matt Simoncini Former Chief Executive Officer of Lear Corporation Justin Mirro Chairman & Chief Executive Officer 25 years of operating, M&A and financing experience in the automotive and automotive-related sector President of Kensington Capital Partners Bob Remenar Vice Chairman & President 35 years of operational, manufacturing and management experience within the automotive and automotive-related sector Former CEO of Nexteer Automotive and Chassix Simon Boag Chief Technology Officer 30 years of leadership, manufacturing, operational and technological experience with automotive supply chains Former President of Mopar and EVP of Chrysler Purchasing Dan Huber Chief Financial Officer 20 years of experience in investment banking, consulting, business development and operational management Co-Founder of The Motor Weekly newsletter

QuantumScape Fulfills Kensington’s Investment Objectives Investment Criteria North America-based automotive business valued at greater than $1.0 billion ü Leverages high-growth mega-trends of emerging technology proliferation ü Validated technical, commercial and financial capabilities based upon global automotive standards ü Valuation supported by fundamental analysis of profitability and comparable companies ü World-class management team and board with expertise in leading and running public companies ü Business enhanced by Kensington’s automotive experience to de-risk and accelerate commercial success ü

Appendix

Note: Statements above are unaudited. Financials consistent with PCAOB audit standard. $3,409 and $3,368 as of 31-Dec-2019 and 2018, respectively, for joint venture. Par value of $0.0001 per Share; 49,073,189 and 49,073,189 shares authorized as of 31-Dec-2019 and 2018, respectively, 48,390,851 and 48,390,851 shares issued and outstanding with aggregate liquidation preference of $414,335 and $414,335 as of 31-Dec-2019 and 2018, respectively. $0.0001 par value; 128,000,000 shares authorized (81,000,000 class A and 47,000,000 class B); 11,229,241 and 11,075,476 class A and class B shares issued and outstanding at 31-Dec-2019 and 2018, respectively. Consolidated Balance Sheet (In Thousands, Except Share and per Share Amounts)

Note: Statements above are unaudited. Financials consistent with PCAOB audit standard. Unrealized Gain on Marketable Securities. Consolidated Statements of Operations and Comprehensive Loss (In Thousands, Except Share and per Share Amounts)

Consolidated Statements of Cash Flows (In Thousands) Note: Statements above are unaudited. Financials consistent with PCAOB audit standard.